UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 10, 2021

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 10, 2021, HealthEquity Inc. (the “Company” or “HealthEquity”) consolidated its sales and relationship management teams to allow the Company to better leverage multiple sales channels and improve communication and efficiencies. The consolidation will also position the Company to invest additional resources in distribution partners such as health plans, brokers and consultants, record keepers, and other distribution partners. The newly combined sales and relationship management team will be led by the Company’s Executive Vice President of Sales and Relationship Management, Steve Lindsay. Mr. Lindsay has been with HealthEquity since 2006 serving in various leadership roles, during which time the Company expanded the number of its Network Partners from less than 10 to its current 175.
In connection with the internal restructuring of the sales and relationship management teams, HealthEquity eliminated the position of Executive Vice President of Sales and terminated the employment of William Otten, effective immediately. The Company treated Mr. Otten’s departure from the Company as a termination without "cause" pursuant to his employment agreement with the Company, dated as of April 1, 2020 (the "Employment Agreement"). Subject to the execution, delivery and non-revocation of the release of claims against the Company and its subsidiaries and affiliates substantially in the form attached to the Employment Agreement and Mr. Otten’s compliance with certain covenants contained therein, Mr. Otten will receive the previously negotiated severance payments and benefits set forth in the Employment Agreement as detailed in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on May 13, 2021.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: August 13, 2021	By:	/s/ Tyson Murdock
	Name:	Tyson Murdock
	Title:	Executive Vice President and Chief Financial Officer